UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT
                OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number  811-04750
                                                  -------------


                       Fenimore Asset Management Trust
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  1-800-453-4392
                                                   ------------------


                    Date of fiscal year end:  December 31
                                            ---------------


                 Date of reporting period:  December 31, 2006
                                          ---------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The annual report to stockholders is filed herewith.


                                     FAM

                     VALUE FUND [LOGO] EQUITY-INCOME FUND

                 Investor Share Class and Advisor Share Class

                                ANNUAL REPORT

                              December 31, 2006

                              Table of Contents

Chairman's Commentary.......................................................1

FAM Value Fund..............................................................4
   Letter to Shareholders...................................................4
   Performance Summary......................................................8
   Portfolio Data..........................................................10
   Expense Data............................................................11
   Statement of Investments................................................13
   Statement of Assets and Liabilities.....................................18
   Statement of Operations.................................................19
   Statement of Changes in Net Assets......................................20
   Notes to Financial Statements...........................................21
   Report of Independent Registered Public Accounting Firm.................27
   Investment Advisor Contract Renewal Disclosure..........................28

FAM Equity-Income Fund.....................................................32
   Letter to Shareholders..................................................32
   Performance Summary.....................................................36
   Portfolio Data..........................................................38
   Expense Data............................................................39
   Statement of Investments................................................41
   Statement of Assets and Liabilities.....................................45
   Statement of Operations.................................................46
   Statement of Changes in Net Assets......................................47
   Notes to Financial Statements...........................................48
   Report of Independent Registered Public Accounting Firm.................54
   Investment Advisor Contract Renewal Disclosure..........................55

Information About Trustees and Officers....................................59
Definition of Terms........................................................61
Supplemental Information...................................................63


    FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, upon request by calling FAM Funds at (800) 932-3271.

Chairman's Commentary                                                   [LOGO]

December 2006


Dear Shareholder:

The year 2006 began with concern over high energy prices, a housing market bubble, rising inflation, recessionary fears, and a world full of unrest and conflict. Given the volatility of this market -- especially the downward pressure of the second quarter -- it was a decent year. I would rate our performance as a B- despite having no direct exposure to international stocks or energy stocks.

      Investing for many individuals and institutions, as well, starts with a focus on returns. When the stock market or various sectors of the market start to run, there is often an urge to chase return. Unfortunately, as the bursting of the growth/tech bubble in 2000-2002 illustrated, what worked well over the last three years will probably not work as favorably in the future. It is doubtful that energy stocks or international stocks can demonstrate the same market leadership that they have over the last three years. Such focusing on past performance for future return is much like trying to drive a car while looking in the rear view mirror. Too much concentration on the mirror will ultimately lead to disaster. And while thinking about future return, one should never forget about risk.


A Primer on Risk

Investors who chase return often forget that risk is very much a part of the investment decision. For us, this is especially true since we feel our responsibility to you is as much about capital preservation as it is about return. Risk in investing takes on many forms. Often, risk is equated with volatility. Beta is a technical measure of volatility. If a stock or a portfolio has a Beta of 1, its price movement coincides with that of the market as measured by a major index, i.e., the S&P 500. A Beta of .5 illustrates a stock or portfolio with 50% less volatility than the market and conversely, a Beta of 1.5 indicates a stock or portfolio that is 50% more volatile than the S&P 500. For us, Beta is good as a curiosity factor, but has little to do with risk. Markets by their very nature are volatile; they will go up or down when least expected. Often, in the short run, they are driven by emotional factors that have little to do with the economics of investing.

      A second definition of risk is the probability of a permanent loss of capital. This definition gets more to the heart of investment risk since most investors are willing to seek out growth and return only if they can avoid a loss of capital. What investor is willing to take a gamble on an investment that has a 50% probability of doubling your capital and an equal 50% probability of losing one half of your original investment? Most investors seek a high return with a low probability of loss of capital. It is interesting to note that upward volatility of a stock price can

Chairman's Commentary                                                 [LOGO]

often fool investors into thinking they may own a high-return investment with a low probability of a permanent loss of capital. This was obviously the unfortunate case for many who invested in Enron before its demise. Protecting and preserving capital can be as important, perhaps even more important, as the growth of capital. This is our main investment focus.

      There is a third type of investment risk which I will call opportunity risk. It is the probability of minimizing the future return of an investment. This risk has little to do with loss of capital but has a lot of influence on the future growth of capital. In simple terms, opportunity risk occurs when we do not buy a stock we should have or when we sell a stock with little gain that goes on to be very profitable. Sometimes loss of opportunity or errors of omission can be our most painful mistakes. They have no capital loss to you, but they may have cost you considerably in future gain. We are working diligently to minimize opportunity risk.

      Opportunity risk can be overcome only by adherence to a disciplined approach to investing and a healthy dose of patience. As an example, I will cite our history with one of our largest holdings: White Mountains Insurance
(WTM). Although it may not be indicative of many of our positions, we first purchased WTM when it was known as Fireman's Fund, in September of 1986, at a price of $28.43. We had completed our initial due diligence and discovered that it was a company we could understand. It had an insurance business, a mortgage servicing company, a solid balance sheet, and a superb manager in Jack Byrne. Jack had previously been CEO at Geico and was Warren Buffett's hand-picked manager to rescue Geico from poor underwriting decisions made in the mid 1970s. The stock had a price selling close to book value -- a price that was not only reasonable, but very attractive. With all these characteristics, we felt certain our risk of loss was low and our opportunity for gain was high. For the next three and one-half years, from September 1986 until May 1990, the price of the stock rose to 32, a mere 13%. Now the moment of truth! Do you sell the stock because its price performance has been disappointing (which at this juncture would result in a high opportunity risk) or do you continue holding, confident that your initial and ongoing due diligence will pay off? Fortunately for our shareholders, we had the confidence to hold on and add to the position over many years. Over the last twenty-year time period, White Mountains has risen from $28.43 to $579 -- a twenty-fold gain or a 16% annualized compounded return.

      To paraphrase a famous investing quote: "investing is not a sprint, it is a marathon." Our focus is to create wealth for you over long periods of time. We firmly believe that this can be accomplished only with adherence to our disciplined investment process and a clear understanding of the risk of a permanent loss of capital and the risk of lost opportunity. It may require patience and hard work, but rest assured we are dedicated to this process.

Chairman's Commentary                                                 [LOGO]


Addendum

Recently in the Journal of Financial Planning, financial planner Harold Evensky was quoted saying, "We're giving our clients' money to people -- not an institution ... It's managers' brains we're depending on. And we want to get inside that as much as we possibly can." It is this very same advice we practice when we visit companies we own, or those we would like to own. We are no better than the human capital we have. I can honestly say that you have some of the most talented and brightest people I have ever met in the investment management industry working on your behalf. Our research team, led by John Fox, Director of Research, Paul Hogan, Eric Elbell and Andrew Boord are not only bright, but steadfast in their determination to serve in your interests.

      Lastly, we thank you for the patience and the confidence you have placed in our stewardship of your capital. We wish you all a Happy and Prosperous New Year.

Sincerely,

/s/ Thomas O. Putnam
Thomas O. Putnam
Chairman

Fenimore Asset Management, Inc.

P.S. -- The Cobleskill-Richmondville High School is once again the location for our Annual Shareholder Informational Meeting. The meeting will be held on Tuesday, October 9, 2007 at 4 PM. As always, we look forward to seeing you there for what we hope will be an informative and educational experience. Invitations and more details will be provided to you later in the year.

FAM Value Fund                                                          [LOGO]


Dear Fellow Value Fund Shareholder:

For the year 2006, the Investor Class of the FAM Value Fund posted a positive return of 8.7%. By comparison, the S&P 500 Index closed the year up 15.8% and the Russell 2000 index was up 18.4%.


2006 in Review

There is an old saying on Wall Street that the stock market climbs a wall of worry. There was certainly a lot to worry about in 2006. The housing market weakened with home prices declining for the first time since 1991. There was continued strife around the world with the war in Iraq and conflict in the Middle East. Energy prices remain elevated from the stable levels of two years ago. Finally, there was a major change in our government as the Democrats won control of both houses of Congress in the mid-term elections.

      Despite all of these uncertainties stock markets around the world finished the year up in the mid-teens. The top headline in the United States was a record close for the Dow Jones Industrial Average. The venerable Dow closed above 12,000 in October and went on to set numerous records. It is important to note that all of the year's gains came in the second half of the year. In fact, in mid-July, most stock indices were down for the year as fears of oil prices, inflation and recession were prevalent. These fears eventually passed and the market staged a major rally during the last five months of the year.


Performance Detail

The performance of our stocks was mixed and we are disappointed that we trailed the market and performed below our internal goal.


Best Performers

In terms of dollar appreciation, our best performing stock was Forest City Enterprises. Forest City appreciated over $10 million (a 55% gain). Forest City is a real estate developer specializing in urban markets like New York City and Washington D.C. Real estate continues to be a hot area in those markets. Forest City participated in this trend and we have been rewarded by earning 100% on our investment in two years.

      Our investment in the construction materials business continues to generate excellent profits for our shareholders. Our number two performer was Martin Marietta Materials, up over $10 million in appreciation (37%). In the same industry is our fourth best performer -- Vulcan Materials, which generated $8.5 million in gains (up 32%). The phrase "construction materials" is a fancy term for crushed rock. These companies mine rock, crush it, and then sell it to construction companies. The rock is then used to pave roads and build commercial buildings and homes. Pricing in the industry continues to be very strong, which is producing record profits for these companies.

      Last year we wrote at length about the severe hurricane season and the losses it created in the Value Fund. This year was a very quiet season as there were no major hurricanes and our insurance investments responded positively to this good news. Markel was our third top performer with our position up 51% for the year for a gain of $10 million. Also in the insurance industry is Warren Buffett's Berkshire Hathaway. The stock made headlines this year when it closed over $100,000 a share for the first time in history. The stock had a great year increasing 24% for $8.4 million in gains. While the stock certainly has an impressive price tag, we

FAM Value Fund                                                          [LOGO]

still do not believe it is expensive compared to the value of the company.

      Our best stock, on a percentage gain basis, was CarMax which appreciated 94% or $7.8 million in 2006. CarMax is a unique investment for us. It is one of only two companies that we have paid 20x earnings for in the last ten years. We decided to "pay up" for CarMax because of its unique business model and early stage of growth. CarMax is the nation's largest retailer of used cars. The company sells a wide variety of used cars at a pre-determined fixed price. We think the company's unique business model, product selection, and pricing strategy will provide many years of growth. The company currently has seventy-six stores, and we believe the number of stores can realistically double in the future.


Worst Performers

Our worst performer was Gentex, down 27% with a $6.6 million loss. A supplier of mirrors to the automobile industry, we initially purchased Gentex due to its financial strength, high profit margins, and ability to generate cash flow. While we were aware of the problems plaguing the US automotive industry, we believed that growth from foreign manufacturers would offset that weakness. Unfortunately, the problems in the USA were worse than we anticipated and impacted Gentex's earnings. As a result, we have sold our entire position in this company.

      The second worst performer was the Fund's second largest holding -- Brown & Brown. The unrealized loss was $4.4 million (-8%) for the calendar year. Brown & Brown is an insurance agency with headquarters in Daytona Beach, Florida. We believe Brown & Brown to be one of the best-managed companies in corporate America. Based on expected earnings, 2006 will be the fourteenth year in a row of 15% earnings growth. The company has a unique culture of high performance which has delivered fantastic earnings gains. Despite the stock's decline in 2006 over concerns about the future growth of the company, we believe the company will continue to grow.

      Our third worst performer was Mohawk Industries. The stock declined 14% generating a loss of $3.4 million. Mohawk is one of the two largest carpet companies in the country. In addition to carpet, the company sells other flooring surfaces such as tile and laminate. We believe Mohawk has an excellent competitive position given its broad product line and unmatched distribution capability. The stock has declined due to concerns about the sale of carpeting to their home builder customers. We believe that sales related to new housing will decline significantly and have factored this into our valuation of the company. However, when the downturn in housing ends and sales begin to grow again, Mohawk will be in a great position to sell more carpet. We believe the long-term potential in the stock is favorable.


Our 20th Year

The close of 2006 brings an important milestone for the FAM Value Fund -- 20 years of history! We began the Fund on January 2, 1987, the year of the worst one-day decline in the stock market since the Great Depression! Our start was modest with $1 million in assets, an amount that seems very small in today's world. We did not get off to the best start -- losing 17% of our shareholder's investment in the first year. However, even with our slow start and the ups & downs over the years, we have achieved our long-term investment goal.

FAM Value Fund                                                        [LOGO]

Since inception the Fund has compound at 12.35% per year which has turned an original $10,000 investment into $102,553.


The More Things Change ...

As one can imagine, it is always difficult to write a letter when you have trailed the market, and shareholders may be thinking they could have done better in another investment. In preparing to write this letter we went back to read our 1996 (tenth anniversary) letter. We were struck by the similarities between 2006 and 1996. In 1996, we trailed the market by a margin similar to 2006. Our 1996 performance is shown below.

                               1996 Annual Results

FAM Value                            11.2%
S&P 500                              22.9%
Russell 2000                         16.6%

      There are two other similarities between 1996 and 2006. In 1996 we made an investment in a large company -- American Express. We wrote -- "occasionally, we will invest in a large company if we feel it is severely undervalued." And this year we purchased shares in another large company -- General Electric. The final parallel from our old letter was our discussion of mergers and acquisitions. In 1996 we had three companies taken away from us in mergers. This trend was back in 2006. Mergers and corporate buyouts were active resulting in five companies being purchased from us in 2006. Those companies were Bank North, Golden West, North Fork Bank, Scientific Atlanta, and OSI Restaurants (formerly Outback Steakhouse). The Bank North and Scientific Atlanta deals were announced in 2005, but we sold our shares in 2006.

      The reason we mention 1996 is to point out that we have had other years where we lagged the market as in 2006. This is a natural part of the investing cycle. In every calendar year there are industries or investing styles that are beating the market. Conversely, there are always industries or styles that are trailing the averages. Over long periods of time (10 to 15 years) these cycles will even out. Investor behavior contributes to these swings by pouring money into the area that has recently performed the best. For example, at the beginning of this decade technology stocks were all the rage. Investors clamored for Internet IPO's and "category killers" like Cisco Systems and Intel. Everyone was talking about the Internet and how the number of Internet users doubles every 100 days. (As an aside, this statistic which was cited as proof of the Internet's potential, was later proven to be incorrect). At December 31, 1999 the best performing market sectors were technology and telecommunications. All of the attention, press coverage, and flow of investor's money went into technology. Then what happened? Looking over the last five years (ending December 31, 2006) technology funds have returned 1% per year.

      You might wonder which sectors are hot today. According to Morningstar the three best performing domestic fund categories in 2006 were real estate, utilities, and communications. In 2006 our relative performance was hurt by the fact we had less than 4% of our assets in these industries.


The More They Stay the Same

In the twenty years since we started the Fund many things have changed in the world. There has been one stock market crash and a three year bear market. There have been two wars in Iraq and two Federal Reserve chairmen.

FAM Value Fund                                                         [LOGO]

Republicans and Democrats have both had control of Congress. The world became digitized with the widespread use of the personal computer and the adoption of the Internet. We experienced a foreign terrorist attack on USA soil.

     Amidst these changes we have remained steadfast in our approach to investing. While we use many tools that did not exist twenty years ago, our investment principles remain the same. We invest in quality businesses that possess a competitive advantage. Every business we purchase must be financially strong. Strength means a good balance sheet, wide profit margins, generous free cash flow and high returns on invested capital. Company management must be top notch. Since we are just investors in the business, not managers, we need highly capable people running the businesses that we own. We continue to travel the country interviewing dozens of managers every year. Management should be honest, forthright, and skilled at allocating the owner's capital. Finally, any investment that has these attributes will be purchased only if it sells at a discount to its intrinsic value. Our return on an investment will ultimately come from the economics of the business, not a hot trend or fad in the stock market.


Long Term Returns

Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.


             Average Annual Total Returns as of December 31, 2006


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)               8.73%        10.27%          9.67%         11.82%           12.35%
  (Advisor Shares)*               7.96%         9.39%           N/A            N/A               *
S&P 500 Index                    15.79%        10.45%          6.19%          8.42%           11.67%
Russell 2000 Index               18.37%        13.56%         11.39%          9.44%           10.91%



*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 11.82%.

      Thank you for investing with us in FAM Value Fund.

Sincerely,

/s/ John D. Fox                                      /s/ Thomas O. Putnam
John D. Fox, CFA                                     Thomas O. Putnam
Co-Manager                                           Co-Manager

FAM Value Fund -- Performance Summary                                 [LOGO]


Annual Total Investment Returns:


                     JANUARY 2, 1987 TO DECEMBER 31, 2006


                                    FAM VALUE FUND
                          INVESTOR SHARES    ADVISOR SHARES*     RUSSELL 2000 INDEX     S&P 500 INDEX
       FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN


          1987                 -17.40%                  --               -8.77%                5.25%
          1988                  35.50%                  --               24.89%               16.61%
          1989                  20.32%                  --               16.24%               31.69%
          1990                  -5.36%                  --              -19.50%               -3.11%
          1991                  47.63%                  --               46.05%               30.47%
          1992                  25.08%                  --               18.42%                7.60%
          1993                   0.21%                  --               18.90%               10.06%
          1994                   6.82%                  --               -1.82%                1.31%
          1995                  19.71%                  --               28.44%               37.53%
          1996                  11.23%                  --               16.54%               22.95%
          1997                  39.06%                  --               22.37%               33.35%
          1998                   6.19%                  --               -2.55%               28.58%
          1999                  -4.84%                  --               21.26%               21.04%
          2000                  19.21%                  --               -3.03%               -9.10%
          2001                  15.07%                  --                2.49%              -11.88%
          2002                  -5.33%                  --              -20.48%              -22.09%
          2003                  24.98%               12.99%              47.25%               28.67%
          2004                  16.86%               15.91%              18.33%               10.88%
          2005                   5.56%                4.62%               4.55%                4.91%
          2006                   8.73%                7.96%              18.37%               15.79%



*FAM Value Fund Advisor Shares were launched on July 1, 2003.

FAM Value Fund -- Performance Summary                                 [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, since inception of January 2, 1987, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies..

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                 S&P 500   Russell 2000   FAM Value Fund

1987               10000          10000            10000
1988               12278          11391            11193
1989               16170          13236            13466
1990               15669          10655            12740
1991               20448          15567            18808
1992               22002          18432            23517
1993               24224          21915            23565
1994               24539          21521            25175
1995               33741          27632            30143
1996               41468          32192            33523
1997               55318          39403            46618
1998               71139          38378            49502
1999               86078          46553            47105
2000               78245          45156            56152
2001               68934          46285            64623
2002               53699          36797            61179
2003               69111          54202            76464
2004               76591          64157            89356
2005               80352          67076            94323
2006               93039          79398           102553


This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class, July 1, 2003 would have changed in value to $14,791 by December 31, 2006.


             Average Annual Total Returns as of December 31, 2006


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)               8.73%        10.27%          9.67%         11.82%           12.35%
  (Advisor Shares)*               7.96%         9.39%           N/A            N/A               *
S&P 500 Index                    15.79%        10.45%          6.19%          8.42%           11.67%
Russell 2000 Index               18.37%        13.56%         11.39%          9.44%           10.91%


*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 11.82%.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Value Fund -- Portfolio Data                                       [LOGO]

As of December 31, 2006


                               TOP TEN HOLDINGS

(% of Net Assets)

White Mountains Insurance Group         6.0%
Brown & Brown, Inc.                     5.0%
Berkshire Hathaway, Inc.                4.1%
Federated Investors                     3.4%
Kaydon Corporation                      3.0%
Markel Corporation                      2.8%
General Electric Company                2.7%
CDW Corporation                         2.7%
Liz Claiborne, Inc.                     2.6%
Vulcan Materials Company                2.6%


                          COMPOSITION OF NET ASSETS

Property & Casualty                    12.9%
Temporary Investments                   9.0%
Machinery & Equipment                   7.3%
Construction Materials                  5.9%
Banking                                 5.6%
Retail Stores                           5.2%
Insurance Agency                        5.0%
Restaurants                             4.2%
Health Care Services                    3.8%
Wholesale Distribution                  3.7%
Investment Management                   3.4%
Transportation                          2.7%
Diversified Manufacturing               2.7%
Retail Apparel                          2.6%
Home Furnishings                        2.6%
Recreation & Entertainment              2.5%
Publishing                              2.4%
Media                                   2.4%
Registered Investment Company           2.3%
Real Estate Development                 2.2%
Electronic Equipment                    2.2%
Life Insurance                          2.1%
Other                                   7.3%


Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data                                        [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2006 to 12/31/2006).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data                                        [LOGO]


                      SIX MONTHS ENDED DECEMBER 31, 2006


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                 6/30/2006         12/31/2006        During Period

Ongoing Costs Based on Actual Fund Return

A.   Investor Share Class                        $1,000.00          $1,086.60           $ 6.26*
B.   Advisor Share Class                         $1,000.00          $1,084.10           $11.56**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return

C.   Investor Share Class                        $1,000.00          $1,019.00           $ 6.06*
D.   Advisor Share Class                         $1,000.00          $1,013.91           $11.17**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.19%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.20%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

FAM Value Fund -- Statement of Investments                             [LOGO]

December 31, 2006


                                                        SHARES          VALUE

COMMON STOCKS (91.1%)

Automotive (1.5%)

CarMax, Inc.*
o specialty retailer of used cars and light-trucks
  in the United States                                 300,000  $   16,089,000


Banking (5.6%)

M&T Bank Corporation
o bank holding company that provides
  commercial and retail banking services
  to individuals, businesses, corporations
  and institutions in the Northeast                    143,000      17,468,880

TCF Financial Corp.
o holding company that offers various banking
  services throughout the United States                796,000      21,826,320

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in northern
  and central California                               386,100      19,548,243

                                                                    58,843,443


Computer Software & Service (1.2%)

Kronos, Inc.*
o provides a suite of solutions that automate
  employee-centric processes, as well as
  tools to optimize the workforce                      344,000      12,638,560


Construction Materials (5.9%)

Florida Rock Industries
o produces aggregates for the construction industry    177,075       7,623,079

Martin Marietta Materials
o produces aggregates for the construction industry    253,443      26,335,262

Vulcan Materials Company
o produces, distributes and sells construction
  aggregates and industrial and specialty chemicals    306,165      27,515,049

                                                                    61,473,390

Consumer Products (0.6%)

CSS Industries, Inc.
o giftware, bows, Halloween and Easter
  novelty products                                     182,375       6,450,604


Diversified Manufacturing (2.7%)

General Electric Company
o diversified industrial manufacturer                  763,875      28,423,789

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]

December 31, 2006


                                                        SHARES           VALUE

Electronic Equipment (2.2%)

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                      39,200  $      933,744

Zebra Technologies Corp.*
 o designs, manufactures and supports bar code
   label printers                                      638,502      22,213,485

                                                                    23,147,229


Health Care Services (3.8%)

Amsurg Corp.*
o develops, acquires and operates practice-based
  ambulatory surgery centers in partnership with
  physician practice groups in the U.S.                696,150      16,011,450

Lincare Holdings*
o provides respiratory therapy services
  to patients in the home                              350,000      13,944,000

Pediatrix Medical Group, Inc.*
o healthcare services company focused on physician
  services for newborn, maternal-fetal and other
  pediatric subspecialty care                          200,000       9,780,000

                                                                    39,735,450


Home Furnishings (2.6%)

Ethan Allen Interiors, Inc.
o manufactures and retails home furnishings            269,175       9,719,909

Mohawk Industries, Inc.*
o produces floor covering products for
  residential and commercial applications              228,100      17,075,566

                                                                    26,795,475


Insurance Agency (5.0%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                     1,879,696      53,026,224


Investment Management (3.4%)

Federated Investors, Inc.
o provides investment management products
  and services primarily to mutual funds             1,050,000      35,469,000


Life Insurance (2.1%)

Protective Life Corporation
o individual and group life/health insurance
  and guaranteed investment contracts                  471,400      22,391,500

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]

December 31, 2006


                                                        SHARES          VALUE

Machinery & Equipment (7.3%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts             311,200  $   10,801,752

Graco Inc.
o supplies systems and equipment for the
  management of fluids in industrial, commercial
  and vehicle lubrication applications                 261,550      10,362,611

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                        514,500      24,392,445

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                            780,750      31,027,005

                                                                    76,583,813


Media (2.4%)

Meredith Corporation
o magazine publishing and tv broadcasting              447,450      25,213,808


Pharmaceuticals (1.2%)

Barr Pharmaceuticals*
o specialty pharmaceutical company that
  develops, manufactures and markets both
  generic and pharmaceutical products                  250,000      12,530,000


Property and Casualty Insurance (12.9%)

Berkshire Hathaway Inc.*
o holding company for various insurance
  and industrial companies                                 395      43,446,050

Markel Corporation*
o sells specialty insurance products                    61,850      29,694,185

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and reinsurance      108,275      62,737,783

                                                                   135,878,018


Publishing (2.4%)

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical
  professional and medical books and journals          661,700      25,455,599


Real Estate Development (2.2%)

Forest City Enterprises
o ownership, development, management and
  acquisition of commercial and residential
  real estate properties                               400,000      23,360,000

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]

December 31, 2006

                                                        SHARES          VALUE

Real Estate Investment Trust (1.1%)

Plum Creek Timber Co. Inc.

o operates as a real estate investment trust
  (REIT) that owns and manages timber lands
  in the United States                                 300,000  $   11,955,000


Recreation and Entertainment (2.5%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                    515,688      26,320,716


Recreation Vehicles (1.8%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel            559,000      18,396,690


Registered Investment Company (2.3%)

Allied Capital Corp
o venture capital corporation for entrepreneurs
  and management                                       736,391      24,065,258


Restaurants (4.2%)

Outback Steakhouse
o operates a diversified restaurant system
  including Outback Steakhouse, Carrabba's
  Italian Grill, Roy's and Bonefish Grill              509,700      19,980,240

YUM! Brands, Inc.
o quick service restaurants including KFC,
  Pizza Hut and Taco Bell                              416,800      24,507,840

                                                                    44,488,080


Retail Apparel (2.6%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                            635,150      27,603,619


Retail Stores (5.2%)

Bed Bath & Beyond, Inc.*
o national chain of retail stores selling domestic
  merchandise such as bed linens, bath items,
  kitchen textiles and home furnishings                613,000      23,355,300

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                              921,422      26,997,664

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

December 31, 2006

                                                        SHARES         VALUE

Retail Stores (5.2%) continued

Whole Foods Market, Inc.
o national grocery store selling organic
  and natural products                                 100,000  $    4,693,000

                                                                    55,045,964


Transportation (2.7%)

Forward Air Corporation
o provides surface transportation and
  related logistics services to the deferred
  air freight market in North America                  299,233       8,656,811

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                             1,333,333      20,026,661

                                                                    28,683,472


Wholesale Distribution (3.7%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services         402,900      28,331,928

SCP Pool Corp.
o wholesale distributor of swimming pool supplies      275,950      10,808,961

                                                                    39,140,889


Total Common Stocks (Cost $586,542,485)                         $  959,204,590



TEMPORARY INVESTMENTS (8.9%)


Money Market Fund (2.3%)

First American Treasury Fund                        24,511,813      24,511,813


U.S. Government Obligations (6.6%)                   PRINCIPAL

U.S. Treasury Bill, 4.9%,
with maturity to 2/8/07                            $70,000,000      69,646,811


Total Temporary Investments (Cost $94,158,624)                  $   94,158,624


Total Investments (Cost $680,701,109) (100%)                    $1,053,363,214


*Non-income producing securities.

                      See Notes to Financial Statements.

FAM Value Fund                                                           [LOGO]

December 31, 2006

                     STATEMENT OF ASSETS AND LIABILITIES


Assets
Investment in securities at value (Cost $680,701,109)        $1,053,363,214
Cash                                                                709,686
Receivable for fund shares                                          101,946
Dividends and interest receivable                                   688,966

             Total Assets                                     1,054,863,812


Liabilities
Payable for fund shares                                           1,314,635
Payable for investment securities purchased                       1,726,522
Accrued investment advisory fees                                    891,232
Accrued shareholder servicing and administrative fee                103,703
Accrued expenses                                                    160,973

             Total Liabilities                                    4,197,065


Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest         $  677,989,776
Accumulated net realized gains                                       14,866
Net unrealized appreciation                                     372,662,105

             Net Assets                                      $1,050,666,747


Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $1,042,173,176 and 20,990,712 shares outstanding                  $49.65
  Advisor Class Shares -- based on net assets of
   $8,493,571 and 173,642 shares outstanding                         $48.91

                      See Notes to Financial Statements.

FAM Value Fund                                                           [LOGO]

Year Ended December 31, 2006


                           STATEMENT OF OPERATIONS


INVESTMENT INCOME
 Income
  Dividends                                                     $10,825,947
  Interest                                                        6,845,427

          Total Investment Income                                17,671,374


Expenses
  Investment advisory fee (Note 2)                               10,582,254
  Administrative fee (Note 2)                                       762,844
  Shareholder servicing and related expenses (Note 2)               470,622
  Printing and mailing                                              184,739
  Professional fees                                                 134,648
  Registration fees                                                  83,143
  Custodial fees                                                    111,086
  Trustees and Officers                                              88,058
  Distribution and Service Fees -- Advisor Class Shares (Note 2)     82,329
  Other                                                              81,747

          Total Expenses                                         12,581,470
          Less: Investment advisory fee waived (Note 2)              29,546)
          Expenses Paid Indirectly (Note 3)                          (7,799)

          Net Expenses                                           12,544,125

            Net Investment Income                                 5,127,249

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                               45,384,718
  Realized gain distributions                                       909,443
  Unrealized appreciation of investments                         35,687,415

    Net Gain on Investments                                      81,981,576

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $87,108,825

                      See Notes to Financial Statements.

FAM Value Fund                                                           [LOGO]

Years Ended December 31, 2006 and 2005


                      STATEMENT OF CHANGES IN NET ASSETS


                                                     2006           2005
CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                      $    5,127,249  $    8,306,764
  Net realized gain on investments               45,384,718      19,557,451
  Realized gain distributions                       909,443              --
  Unrealized appreciation of investments         35,687,415      30,224,842

  Net Increase in Net Assets
   From Operations                               87,108,825      58,089,057


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                               (6,249,474)     (8,305,767)
    Advisor Class                                        --              --
  Net realized gain on investments
    Investor Class                              (44,788,894)    (19,411,954)
    Advisor Class                                  (373,060)       (143,905)


TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 4):                   (82,391,608)    145,912,510

  Total (Decrease) Increase in Net Assets       (46,694,211)    176,139,941


NET ASSETS:
  Beginning of year                           1,097,360,958     921,221,017

  End of year (including undistributed
   net investment income of $4,884
   at December 31, 2005)                     $1,050,666,747  $1,097,360,958

                      See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements                          [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to

FAM Value Fund -- Notes to Financial Statements                         [LOGO]

    unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.


e)  New Accounting Pronouncements

    In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

          In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2007 to 0.95% of the Fund's average daily net assets in excess of $1 billion. For the year ended December 31, 2006, the Advisor waived $29,546 as a result of this investment advisory fee limitation agreement. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2006 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2006.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2006, shareholder servicing agent fees paid to FSS amounted to $470,622.

FAM Value Fund -- Notes to Financial Statements                       [LOGO]

Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

     Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Indirect Expenses

The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these arrangements reduced the Fund's custodian fees by $7,799.


Note 4. Shares of Beneficial Interest

At December 31, 2006 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2006, redemption fees amounted to $3,212 and were credited to paid in capital. Transactions were as follows:



                                       YEAR ENDED 12/31/06           YEAR ENDED 12/31/05

                                       Shares        Amount         Shares          Amount

Shares sold
  Investor Class                    2,279,435   $  112,324,360     5,895,231    $ 276,728,327
  Advisor Class                        26,575        1,290,049        59,170        2,743,877
Shares issued on
 reinvestment of dividends
  Investor Class                      983,049       49,044,308       555,383       26,769,471
  Advisor Class                         6,976          350,132         2,839         1 39,222
Shares redeemed
  Investor Class                   (4,969,229)    (244,031,112)   (3,381,827)    (159,900,125)
  Advisor Class                       (28,628)      (1,369,345)      (12,121)        (568,262)


Net (Decrease) Increase from
 Investor Class Share
 Transactions                      (1,706,745)  $  (82,662,444)    3,068,787    $ 143,597,673

Net Increase from
 Advisor Class
 Share Transactions                     4,923   $      270,836        49,888    $   2,314,837


FAM Value Fund -- Notes to Financial Statements                       [LOGO]


Note 5. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investment securities, other than short term obligations were $159,870,333 and $219,771,036. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.


Note 6. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2006 were as follows:

          Undistributed Long-term Capital Gain    $14,866

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $680,701,109, was as follows:

          Unrealized appreciation            $374,662,150
          Unrealized depreciation              (2,000,045)

          Net unrealized appreciation        $372,662,105

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2006 and 2005 were as follows:

                                               2006                2005
          Ordinary income                  $15,089,676         $ 8,307,149
          Long-term capital gain            36,321,752          19,554,477

                                           $51,411,428         $27,861,626

To reflect reclassifications arising from permanent differences at December 31, 2006, undistributed net investment income was increased and accumulated net realized gain was decreased by $1,117,341.


Note 7. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2007 when any advances are to be repaid. During the year ended December 31, 2006 no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]

Note 9. Financial Highlights

                   FAM VALUE FUND -- INVESTOR CLASS SHARES


                                                                 Years Ended December 31,
Per share information
(For a share outstanding throughout the year)    2006         2005        2004        2003       2002

Net asset value, beginning of year         $    48.00   $    46.65    $  41.15    $  33.69   $  36.17

Income from investment operations:
  Net investment income                          0.24+        0.39+       0.09+       0.10       0.11
  Net realized and unrealized
   gain (loss) on investments                    3.96         2.20        6.84        8.32      (2.04)

  Total from investment operations               4.20         2.59        6.93        8.42      (1.93)

Less distributions:
  Dividends from net investment income          (0.31)       (0.37)      (0.07)      (0.09)     (0.11)
  Distributions from net realized gains         (2.24)       (0.87)      (1.36)      (0.87)     (0.44)

  Total distributions                           (2.55)       (1.24)      (1.43)      (0.96)     (0.55)

Change in net asset value for the year           1.65         1.35        5.50        7.46      (2.48)

Net asset value, end of year               $    49.65   $    48.00    $  46.65    $  41.15   $  33.69

Total Return                                     8.73%        5.56%      16.86%      24.98%     (5.33)%


Ratios/supplemental data
Net assets, end of year (000)              $1,042,174   $1,089,369    $915,742    $578,579   $469,277

Ratios to average net assets of:
  Expenses                                       1.18%        1.18%       1.20%       1.24%      1.21%
  Net investment income                          0.49%        0.82%       0.20%       0.26%      0.30%
Portfolio turnover rate                         17.53%       14.25%      10.29%       9.43%     17.51%


+Based on average shares outstanding.

FAM Value Fund -- Notes to Financial Statements                       [LOGO]


                    FAM VALUE FUND -- ADVISOR CLASS SHARES


                                                                                  Period Ended
                                                       Years Ended December 31,   December 31,

Per share information
(For a share outstanding throughout the year)        2006       2005         2004       2003+

Net asset value, beginning of year                 $47.37     $46.11       $40.96     $37.10

Income from investment operations:
  Net investment income (loss)                      (0.25)++   (0.09)++     (0.35)++    0.00
  Net realized and unrealized gain on investments    4.03       2.22         6.86       4.82

  Total from investment operations                   3.78       2.13         6.51       4.82

Less distributions:
  Dividends from net investment income                 --         --          --       (0.09)
  Distributions from net realized gains             (2.24)     (0.87)       (1.36)     (0.87)

  Total distributions                               (2.24)     (0.87)       (1.36)     (0.96)

Change in net asset value for the year               1.54       1.26         5.15       3.86

Net asset value, end of year                       $48.91     $47.37       $46.11     $40.96

Total Return                                         7.96%      4.62%       15.91%     12.99%**


Ratios/supplemental data
Net assets, end of year (000)                      $8,494     $7,992       $5,479     $1,562

Ratios to average net assets of:
  Expenses                                           2.18%      2.18%        2.20%      2.25%*
  Net investment income (loss)                      (0.51)%    (0.19)%      (0.80)%    (0.02)%*
Portfolio turnover rate                             17.53%     14.25%       10.29%      9.43%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Annualized.

**Not Annualized.

FAM Value Fund --
Report of Independent Registered Public Accounting Firm                  [LOGO]

To the Board of Trustees and Shareholders of FAM Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Value Fund, a series of Fenimore Asset Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 1, 2007

FAM Value Fund                                                        [LOGO]


Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

      Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

      The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 17, 2006, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 27, 2006 and then with representatives of the Advisor on two occasions on November 27 and 28, 2006 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

      The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 28, 2006. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated

FAM Value Fund                                                        [LOGO]

position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

      The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis and a steady growth in assets. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds' and their portfolios.

      In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses have generally decreased over time as assets in each Fund have grown, and noting further that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and

FAM Value Fund                                                        [LOGO]

reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

      The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

      The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

      The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

      In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor had previously entered into a voluntary expense limitation arrangement with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion for the two year period from January 1, 2005 through December 31, 2006. This limitation on the amount of the investment advisory fees payable under the Agreements was extended to December 31, 2007. The limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating

FAM Value Fund                                                        [LOGO]

expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

      In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

FAM Equity-Income Fund                                                [LOGO]


Dear Fellow Equity-Income Fund Shareholder:

2006 was a good year for the market. The S&P 500 index was up 15.8%, and the Russell 2000 appreciated by 18.4%. The Equity-Income Fund on the other hand didn't perform as well. The Investor Class of the FAM Equity-Income Fund was up 6.6% for the year. While we are certainly disappointed with this short-term performance, we are very happy to own this collection of businesses which have a demonstrated, long-term track record of generating economic value for their shareholders.


Overview of 2006

2006 continued to reflect divergence of market volatility. The year started on the positive side, but then gave back all of the earlier gains by July. This market volatility was caused by fears of higher gas prices and higher interest rates that might send the economy into a recession. The slowdown in housing was also apparent. Additionally, dire predictions about the upcoming hurricane season also had investors on edge. In comparison, the Equity-Income Fund appreciated by 7.3% in the first quarter then gave up all the gains during the correction and ended the first half of the year with a slight loss. While these events are out of our control, there was a silver lining to this correction. We took the opportunity to add to a number of our positions in strong companies including CDW Corp., John Wiley & Son, Winnebago, and initiated a position in Franklin Resources as well.

      By late July the market shook off its fears and began to advance once more. This rally was sustained through the rest of the year. The big story was the rally in commercial real estate, telecom and energy. The returns in these industries far outstripped the returns for all other industries. The Fund's lack of investments in these industries put us at a clear disadvantage to the rest of the market. While we would like to own commercial real estate and energy, we feel that prices are too high and the down side risk too great to justify committing capital to these areas. However, over longer periods of time, we have been able to meet our return objectives despite not having exposure to all sectors of the market.

      At a recent meeting with a shareholder we were asked why the Fund wasn't participating more in this up market. We think the answer is that we're in a period where some of our investments are out of phase with the market. This is not unusual and happens from time to time. Over the last 10 years we had several back-to-back years where the Fund was beating the market. Over the same period we also had some years where the Fund's performance bared little resemblance to what was happening in the market -- such as 1998 and 1999. We believe the Fund's long-term results are due to the consistent application of our investment philosophy. We know from experience that patient, long-term shareholders have been rewarded for looking past those relatively short periods of underperformance. To understand why, it's important to look at just how we invest your money.


What We Look For in an Investment

We look at the Fund as a collection of great businesses. While most of these businesses are very different, they all have some common attributes. They are all leaders in their industries and are able to keep competition at bay. They are well managed by honest and ethical people, and most importantly they generate a lot of cash. Obviously, the more cash they generate the better. Cash is important because it can be used to

FAM Equity-Income Fund                                                [LOGO]

reinvest into the company, make acquisitions, pay down debt, or can be returned to shareholders through dividends or stock buybacks. Companies that do not generate a lot of cash may not be able to do those things. Once we find these great companies we must figure out how much they are actually worth.

      In order to value these companies we look at the opportunities that each company has to grow and how profitable that growth will be. We are then able to estimate how much cash they can generate over the next several years. If we know how much cash they can earn over the ensuing five years, we can then value the company and then determine a fair price to pay for that company without taking on excessive risk. We have found that it is not enough to invest in a great company; we must also pay the right price in order to make an acceptable return and preserve your capital.

      Once we purchase these great businesses at good prices, we want to own them for a very long time. We spend a lot of time researching companies and getting to know them and their competitors. The more decisions investors make the more likely it is that they will make errors. We try to simplify the process by making fewer decisions and holding for longer periods of time. Having a long-term investment horizon has its advantages including tax efficiency and the ability to gain confidence in the management of the businesses we purchase for the portfolio.

      A down side to holding investments for long periods is that that businesses never grow the same amount every year. In some years the company will grow faster, and in other years the company will grow at a slower rate. If we are confident that the faster rates of growth are ahead of us then we will hold onto the company during those temporary periods of slower growth. This makes more sense than believing that we have perfect information and have the ability to get in and out of investments at precisely the right time. It would be nice if investing was that easy.

      From our vantage point, we are going through a period where some of these wonderful cash flow generating businesses are not growing as quickly as we think they ultimately will. We believe this is a short-term phenomenon as we have seen in other periods of time.


Companies Having the Greatest Impact
on Performance

The worst performing company in the fund was Gentex, which detracted $2.72 million (-27%) from the Fund's value. We sold the position because we believe the company will have a difficult time growing revenues and earnings as SUV and pickup truck sales slow due to higher gas prices. Additionally, over 20% of Gentex's revenues come from General Motors. We believe things are getting worse at General Motors, not better, which also influenced our decision. Although the company has many positive attributes which we have touted in the past, the price concessions that they are required to give the auto manufactures is weighing on the growth rate of the company. Without growth in earnings or cash flow, the company cannot create economic value. With little growth in economic value the stock will have a difficult time meeting our return expectations.

      OSI Restaurant Partners (-13%) and Federated Investors (-6%) together had a negative impact on performance. The combined impact was -$1.34 million from the Fund which equates to 0.74% of beginning Fund assets. OSI was hurt by negative same store sales trends in the Outback

FAM Equity-Income Fund                                                [LOGO]

Steakhouse brand which in turn hurt earnings. This was largely a function of consumers not eating out as much partly due to higher gasoline prices. The company is in the process of reinvigorating the Outback brand. In November, the company announced that it was being bought out by management for $40 per share. Federated Investors money market business suffered as short-term interest rates were rising. We held onto the investment because once short-term interest rates stabilize, money markets would again be competitive and would attract assets. That started to happen late in the year and we expect to benefit for the full year in 2007. We may even see a cut in short-term interest rates which could potentially provide the company with a boost.

      The best performing company in terms of dollar appreciation was CDW Corp. (+23.0%) which added $1.65 million to the value of the Fund. During the year the company undertook a major restructuring of their corporate sales force. For most of the year the sales force was operating at a low level of efficiency as they worked on transitioning customer relationships to geographic based sales reps. This gave us the opportunity to add to our position at attractive valuations. The company is now emerging from the sales force restructuring which should drive future earnings growth. The company also completed the acquisition of Burbee Networks, which gives the company another avenue for growth. CDW has exceptional fundamentals. They have over $7 per share of cash in the bank, only a miniscule amount of long-term debt, and returns on invested capital that exceed 35%. Furthermore, management routinely buys back stock. So far this year they have repurchased nearly 5% of the outstanding shares of the company. That is on top of the 5.3% of the company bought back the previous year. We like it when a company generates so much cash that it can reinvest in the business, make acquisitions, increase their dividend, and/or buy back stock.

      The next best performing holdings in terms of dollar appreciation were Vulcan Materials Corp. (+34.8%) and Martin Marietta Materials (+36.8%), which added $1.6 million and $1.4 million respectively to the value of the Fund. Both companies benefited from strong aggregate shipments as well as higher prices. We trimmed both positions early in the year as the stocks appreciated smartly. After we trimmed the positions both stocks declined by roughly 30% from their highs over the following 3 months amidst fears of the residential and commercial construction slowdown. The stocks steadily recovered to end the year near record highs. We expect that shipments will be down in the coming year but that price increases will still lead to revenue growth. These businesses are unique because they are effectively local monopolies. Since aggregates (crushed rock) are very heavy, the cost of transportation is high. It isn't cost effective to transport a load of aggregates more than 40 to 50 miles because the transportation costs would be more than the cost of the aggregates. This means that whoever owns the quarries closest to the construction project most likely wins the business. We like the fact that Vulcan and Martin Marietta own quarries in all the high population growth states.

     Another positive contributor to performance was IDEX Corp. (+16.7%), which added $1.43 million to the value of the Fund. The company enjoyed strong order growth for the third year in a row. This was driven by new products as well as serving faster growing markets. The

FAM Equity-Income Fund                                                 [LOGO]

company was also able to make three acquisitions during the year which will enhance the growth profile of the company. This is another company that we trimmed early in the year as its price approached our estimation of full valuation.


Dividends

Every company in the Fund pays a dividend, and the vast majority of the companies also raise their dividends every year. In 2006, the average company in the fund paid out 14% more in dividends than the previous year. If we look at the indicated dividend rate, the growth rate jumps up to 21%. We believe that when a company increases its dividend it is a reflection of how well they are doing and expect to do in the future. If a company is doing well and is generating more cash than it needs to reinvest into the business, the board tends to pay out that cash flow in the form of higher dividends. Conversely, if a company is just treading water or doing poorly, the board most likely would conserve cash and not raise the dividend. Despite the lackluster stock performance of some of the companies in the Fund, we believe the dividend increases are a good indicator of future performance for those companies.


Outlook

We are optimistic about the upcoming year for several reasons. First, the companies in the Fund are executing well and putting distance between themselves and their competitors. They are generating good cash flow and are earning a high return on their invested capital. Second, we visit with every company in the Fund at least once a year. The one thing that stands out during our most recent visits is the enthusiasm of the management teams. In general, we feel management teams are more positive and enthusiastic about the future now than they were one year ago. Third, our companies are generating more free cash flow than they need to reinvest in their businesses. Managements are returning this excess cash flow to shareholders through dividends and share buyback programs and this practice makes these companies more valuable to shareholders. Finally, we are starting to see a greater number of investment opportunities where we think we can achieve our investment objectives.

      As always we are working hard to invest your money in high quality companies that we believe can earn significant returns over the next five years. We will continue to apply our time-tested value investment principles on your behalf.

      Best wishes for a prosperous year.

Sincerely,

/s/ Paul Hogan
Paul Hogan, CFA
Co-Manager

/s/ Thomas O. Putman
Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary                           [LOGO]


Annual Total Investment Returns:


                      APRIL 1, 1996 TO DECEMBER 31, 2006


                                FAM EQUITY-INCOME FUND
                          INVESTOR SHARES     ADVISOR SHARES*    RUSSELL 2000 INDEX     S&P 500 INDEX
       FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN

     4/1/96-12/31/96            11.84%                  --               10.30%               15.20%
          1997                  26.90%                  --               22.37%               33.35%
          1998                   4.67%                  --               -2.55%               28.58%
          1999                  -6.98%                  --               21.26%               21.04%
          2000                  17.18%                  --               -3.03%               -9.10%
          2001                  20.79%                  --                2.49%              -11.88%
          2002                  -2.25%                  --              -20.48%              -22.09%
          2003                  20.30%                9.83%              47.25%               28.67%
          2004                  14.04%               13.05%              18.33%               10.88%
          2005                   5.75%                4.76%               4.55%                4.91%
          2006                   6.57%                5.73%              18.37%               15.79%


*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

FAM Equity-Income Fund -- Performance Summary                            [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, since inception April 1, 1996, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

         S&P 500   Russell 2000  FAM Equity-Income Fund

1996     10000        10000             10000
1997     15368        13501             14202
1998     19763        13150             14865
1999     23913        15951             13824
2000     21737        15472             16199
2001     19150        15859             19567
2002     14918        12608             19127
2003     19200        18571             23010
2004     21287        21963             26241
2005     22332        22963             27750
2006     25858        27181             29573

This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003 would have changed in value to $13,753 by December 31, 2006.



             Average Annual Total Returns as of December 31, 2006

                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (4/1/96)

FAM EQUITY-INCOME FUND
  (Investor Shares)               6.57%         8.72%          8.61%         10.20%           10.60%
  (Advisor Shares)*               5.73%         7.78%           N/A            N/A               *
S&P 500 Index                    15.79%        10.45%          6.19%          8.42%            9.36%
Russell 2000 Index               18.37%        13.56%         11.39%          9.44%            9.87%


*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003. The return since inception is 9.52%.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data                              [LOGO]

As of December 31, 2006


TOP TEN HOLDINGS

(% of Net Assets)

White Mountains Insurance               5.8%
John Wiley & Sons, Inc.                 5.6%
Courier Corporation                     5.2%
CDW Corporation                         5.2%
Federated Investors                     5.1%
Ross Stores, Inc.                       5.1%
International Speedway                  4.6%
Winnebago Industries                    4.6%
McGrath Rentcorp                        4.5%
Allied Capital Corporation              4.3%


COMPOSITION OF NET ASSETS

Publishing                             10.9%
Banking                                 8.3%
Machinery & Equipment                   8.1%
Temporary Investments                   7.2%
Investment Management                   7.0%
Construction Materials                  6.6%
Property & Casualty Insurance           5.8%
Wholesale Distribution                  5.2%
Retail Stores                           5.1%
Recreation & Entertainment              4.6%
Recreation Vehicles                     4.6%
Commercial Services                     4.5%
Transportation                          4.3%
Registered Investment Company           4.3%
Life Insurance                          2.9%
Media                                   2.8%
Insurance Agency                        2.3%
Other                                   5.5%


Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund -- Expense Data                                 [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2006 to 12/31/2006).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund -- Expense Data                                  [LOGO]


                      SIX MONTHS ENDED DECEMBER 31, 2006


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                 6/30/2006         12/31/2006        During Period

Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $1,074.80           $ 6.85*
B.   Advisor Share Class                         $1,000.00          $1,071.80           $12.06**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,018.40           $ 6.66*
D.   Advisor Share Class                         $1,000.00          $1,013.36           $11.72**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.31%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.31%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

FAM Equity-Income Fund -- Statement of Investments                       [LOGO]

December 31, 2006

                                                        SHARES         VALUE
COMMON STOCKS (92.9%)

Banking (8.3%)

TCF Financial Corp.
o holding company that offers various banking
  services throughout the United States                223,000  $   6,114,660

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in northern
  and central California                               118,000      5,974,340

                                                                   12,089,000

Commercial Services (4.5%)

McGrath RentCorp
o modular building and electronic test equipment
  rentals, subsidiary classroom manufacturing          213,600      6,542,568


Construction Materials (6.6%)

Florida Rock Industries
o produces aggregates for the construction industry     42,000      1,808,100

Martin Marietta Materials
o produces aggregates for the construction industry     45,000      4,675,950

Vulcan Materials Company
o produces, distributes and sells construction
  materials and industrial and specialty chemicals      36,200      3,253,294

                                                                    9,737,344
Diversified Manufacturing (1.6%)

General Electric Company
o diversified industrial manufacturer                   61,400      2,284,694


Electronic Equipment (0.7%)

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                      45,700      1,088,574


Insurance Agency (2.3%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                       121,200      3,419,052

                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

December 31, 2006

                                                        SHARES          VALUE

Investment Management (7.0%)

Federated Investors
o provides investment management products
  and services primarily to mutual funds               221,900  $   7,495,782

Franklin Resources, Inc.
o provides investment management and
  fund administration services as well as
  retail-banking and consumer lending services          25,000      2,754,250

                                                                   10,250,032
Life Insurance (2.9%)

Protective Life Corporation
o individual and group life/health insurance and
  guaranteed investment contracts                       88,219      4,190,403


Machinery & Equipment (8.1%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts              88,800      3,082,248

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                        100,137      4,747,495

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                            100,000      3,974,000

                                                                   11,803,743

Media (2.8%)

Meredith Corporation
o magazine publishing and tv broadcasting               72,173      4,066,949


Property and Casualty Insurance (5.8%)

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and reinsurance       14,775      8,561,078


Publishing (10.9%)

Courier Corporation
o manufactures and publishes specialty books,
  including Dover Publications                         197,250      7,686,833

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                       214,650      8,257,585

                                                                   15,944,418

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

December 31, 2006

                                                        SHARES          VALUE

Recreation and Entertainment (4.6%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                    132,500  $   6,762,800


Recreation Vehicles (4.6%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel            202,500      6,664,275


Registered Investment Company (4.3%)

Allied Capital Corp.
o venture capital corporation for entrepreneurs
  and management                                       193,714      6,330,574


Restaurants (1.7%)

Outback Steakhouse
o operates a diversified restaurant system including
  Outback Steakhouse, Carrabba's Italian Grill,
  Roy's and Bonefish Grill                              62,150      2,436,280


Retail Apparel (1.8%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                             60,174      2,615,162


Retail Stores (5.1%)

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                              254,041      7,443,401


Transportation (4.3%)

Forward Air Corporation
o provides surface transportation and
  related logistics services to the deferred
  air freight market in North America                   90,000      2,603,700

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                               250,533      3,763,005

                                                                    6,366,705

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

December 31, 2006

                                                        SHARES          VALUE

Wholesale Distribution (5.2%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services         109,100  $   7,671,912


Total Common Stocks (Cost $97,621,138)                          $ 136,268,964


TEMPORARY INVESTMENTS (7.2%)

Money Market Fund (4.4%)

First American Treasury Fund                         6,507,473  $   6,507,473


U.S. Government Obligations (2.7%)                   PRINCIPAL

U.S. Treasury Bill, 4.9%,
with maturity to 2/1/07                             $4,000,000      3,983,484


Total Temporary Investments (Cost $10,490,957)                  $  10,490,957

Total Investments (Cost $108,112,095) (100%)                    $ 146,759,921

                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

December 31, 2006


                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $108,112,095)            $146,759,921
Cash                                                                   32,354
Dividends and interest receivable                                     130,858
Receivable for fund shares                                              5,398

             Total Assets                                         146,928,531


Liabilities
Payable for fund shares                                               248,073
Accrued investment advisory fee                                       123,876
Accrued shareholder servicing and administrative fees                  15,161
Accrued expenses                                                       74,922

             Total Liabilities                                        462,032


Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest             $107,813,115
Accumulated net realized gains                                          5,558
Net unrealized appreciation                                        38,647,826

             Net Assets                                          $146,466,499


Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $142,545,832 and 6,596,460 shares outstanding                       $21.61
  Advisor Class Shares -- based on net assets of
   $3,920,667 and 183,311 shares outstanding                           $21.39

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

Year Ended December 31, 2006


                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
  Dividends                                                        $2,368,738
  Interest                                                            571,284

             Total Investment Income                                2,940,022


 Expenses
  Investment advisory fee (Note 2)                                  1,599,336
  Administrative fee (Note 2)                                         119,950
  Shareholder servicing and related expenses (Note 2)                  74,712
  Printing and mailing                                                 37,233
  Professional fees                                                    53,778
  Registration fees                                                    39,237
  Custodial fees                                                       23,754
  Trustees and Officers                                                88,058
  Distribution and Service Fees -- Advisor Class Shares (Note 2)       43,952
  Other                                                                21,353

             Total Expenses                                         2,101,363
             Expenses Paid Indirectly (Note 3)                         (2,727)

             Net Expenses                                           2,098,636

               Net Investment Income                                  841,386


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  7,917,576
  Realized gain distributions                                         239,237
  Unrealized depreciation of investments                             (236,594)

   Net Gain on Investments                                          7,920,219

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $8,761,605

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

Years Ended December 31, 2006 and 2005


                     STATEMENT OF CHANGES IN NET ASSETS

                                                         2006          2005
CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                            $    841,386  $  1,093,947
  Net realized gain (loss) on investments             7,917,576      (460,257)
  Realized gain distributions                           239,237            --
  Unrealized appreciation (depreciation)
   of investments                                      (236,594)    8,641,649

  Net Increase in Net Assets
   From Operations                                    8,761,605     9,275,339


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                   (1,078,611)   (1,092,959)
    Advisor Class                                            --            --
  Net realized gain on investments
    Investor Class                                   (7,253,566)           --
    Advisor Class                                      (203,602)           --


TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 4):                       (35,899,942)   22,165,381

  Total (Decrease) Increase in Net Assets           (35,674,116)   30,347,761


NET ASSETS:
  Beginning of year                                 182,140,615   151,792,854

  End of year (including undistributed
   net investment income of $3,395
   at December 31, 2005)                           $146,466,499  $182,140,615

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]

    of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.


e)  New Accounting Pronouncements

    In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

          In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2007 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2006. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2006 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2006.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2006, shareholder servicing agent fees paid to FSS amounted to $74,712.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]

Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter. Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Indirect Expenses

The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these arrangements reduced the Fund's custodian fees by $2,727.


Note 4. Shares of Beneficial Interest

At December 31, 2006 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2006, redemption fees amounted to $5,037 and were credited to paid in capital. Transactions were as follows:



                                      YEAR ENDED 12/31/06             YEAR ENDED 12/31/05

                                       Shares     Amount             Shares         Amount

Shares sold
  Investor Class                      993,318   $ 21,825,426       3,164,629    $ 65,903,167
  Advisor Class                        27,694        607,640          67,528       1,402,122
Shares issued on
 reinvestment of distributions
  Investor Class                      359,368      7,845,239          49,603       1,040,432
  Advisor Class                         9,114        197,271              --              --
Shares redeemed
  Investor Class                   (3,013,950)   (65,143,264)     (2,220,586)    (45,981,892)
  Advisor Class                       (59,776)    (1,232,254)         (9,444)       (198,448)

Net Increase (Decrease) from
 Investor Class
 Share Transactions                (1,661,264)  $(35,472,599)        993,646    $ 20,961,707

Net Increase (Decrease) from
 Advisor Class Share Transactions     (22,968)  $   (427,343)         58,084     $ 1,203,674


FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 5. Investment Transactions

During the period ended December 31, 2006, purchases and sales of investment securities, other than short term obligations were $28,118,806 and $65,910,137. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.


Note 6. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2006 were as follows:

          Undistributed Long-term Capital Gain         $5,556

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $108,112,095, was as follows:

          Unrealized appreciation                 $38,895,985
          Unrealized depreciation                    (248,159)

          Net unrealized appreciation             $38,647,826

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2006 and 2005 were as follows:

                                                2006               2005
          Ordinary income                   $3,047,152          $1,092,257
          Long-term capital gain             5,488,627                 702

                                            $8,535,779          $1,092,959

To reflect reclassifications arising from permanent differences at December 31, 2006, undistributed net investment income was increased and accumulated net realized gain was decreased by $233,830.


Note 7. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $50,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2007 when any advances are to be repaid. During the year ended December 31, 2006 no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 9. Financial Highlights


               FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES


                                                                     Years Ended December 31,
Per share information
(For a share outstanding throughout the year)          2006       2005         2004       2003       2002

Net asset value, beginning of year                 $  21.52   $  20.48     $  18.27   $  15.45    $ 16.05

Income from investment operations:
  Net investment income                                0.12+      0.14+        0.15+      0.12       0.12
  Net realized and unrealized
   gain (loss) on investments                          1.30       1.03         2.40       3.00      (0.48)

  Total from investment operations                     1.42       1.17         2.55       3.12      (0.36)

Less distributions:
  Dividends from net investment income                (0.16)     (0.13)       (0.15)     (0.12)     (0.12)
  Distributions from net realized gains               (1.17)        --        (0.19)     (0.18)     (0.12)

  Total distributions                                 (1.33)     (0.13)       (0.34)     (0.30)     (0.24)

Change in net asset value for the year                 0.09       1.04         2.21       2.82      (0.60)

Net asset value, end of year                       $  21.61   $  21.52     $  20.48   $  18.27    $ 15.45

Total Return                                           6.57%      5.75%       14.04%     20.30%     (2.25)%


Ratios/supplemental data

Net assets, end of year (000)                      $142,546   $177,740     $148,776   $114,194    $73,969

Ratios to average net assets of:
  Expenses, total                                      1.28%      1.26%        1.27%      1.28%      1.37%
  Net investment income                                0.55%      0.66%        0.79%      0.73%      0.84%
Portfolio turnover rate                               19.01%     14.11%       17.64%      6.46%      7.11%


+Based on average shares outstanding.

FAM Equity-Income Fund -- Notes to Financial Statements                  [LOGO]


                FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES

                                                                                    Period Ended
                                                        Years Ended December 31,    December 31,

Per share information
(For a share outstanding throughout the year)        2006       2005         2004       2003+

Net asset value, beginning of year                 $21.33     $20.36       $18.18     $16.77

Income from investment operations:
  Net investment income (loss)                      (0.10)++   (0.07)++     (0.04)++    0.10
  Net realized and unrealized gain on investments    1.33       1.04         2.41       1.54

  Total from investment operations                   1.23       0.97         2.37       1.64

Less distributions:
  Dividends from net investment income                 --         --           --      (0.05)
  Distributions from net realized gains             (1.17)        --        (0.19)     (0.18)

  Total distributions                               (1.17)        --        (0.19)     (0.23)

Change in net asset value for the year               0.06       0.97         2.18       1.41

Net asset value, end of year                       $21.39     $21.33       $20.36     $18.18


Total Return                                         5.73%      4.76%       13.05%      9.83%**


Ratios/supplemental data
Net assets, end of year (000)                      $3,921     $4,400       $3,017     $1,291

Ratios to average net assets of:
  Expenses                                           2.28%      2.26%        2.27%      2.28%*
  Net investment income (loss)                      (0.45)%    (0.34)%      (0.21)%     1.10%*
Portfolio turnover rate                             19.01%     14.11%       17.64%      6.46%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Annualized.

**Not Annualized.

FAM Equity-Income Fund --
Report of Independent Registered Public Accounting Firm                 [LOGO]

To the Board of Trustees and Shareholders of FAM Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Equity-Income Fund, a series of Fenimore Asset Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 1, 2007

FAM Equity-Income Fund                                                [LOGO]


Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

      Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

      The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 17, 2006, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 27, 2006 and then with representatives of the Advisor on two occasions on November 27 and 28, 2006 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

      The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 28, 2006. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated

FAM Equity-Income Fund                                                [LOGO]

position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

      The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis and a steady growth in assets. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds' and their portfolios.

      In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses have generally decreased over time as assets in each Fund have grown, and noting further that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and

FAM Equity-Income Fund                                                [LOGO]

reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

      The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

      The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

      The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

      In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor had previously entered into a voluntary expense limitation arrangement with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion for the two year period from January 1, 2005 through December 31, 2006. This limitation on the amount of the investment advisory fees payable under the Agreements was extended to December 31, 2007. The limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating

FAM Equity-Income Fund                                                 [LOGO]

expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

      In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

FAM Funds -- Information About Trustees and Officers                    [LOGO]

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.


                            Independent Trustees**


                                                                            Number of
                           Position(s)           Principal                  Portfolios in    Other
                           Held With Fund        Occupation(s)              Fund Complex*    Directorships
Name, Address,             and Length of         During Past                Overseen         Held by
and Age                    Time Served           5 Years                    by Trustee       Trustee

Fred "Chico" Lager         Trustee since 1996    Business Consultant;           2            N/A
384 North Grand Street                           Retired President and
Cobleskill, NY 12043                             Chief Executive Officer
Age: 52                                          of Ben & Jerry's
                                                 Homemade, Inc.

C. Richard Pogue           Trustee since 2000    Retired Executive Vice         2            N/A
384 North Grand Street                           President, Investment
Cobleskill, NY 12043                             Company Institute
Age: 70

David A. Hughey            Trustee since 2000    Retired Executive              2            N/A
384 North Grand Street     Chairman since        Vice President and
Cobleskill, NY 12043       November 2004         Chief Administrative
Age: 75                                          Officer, Morgan Stanley
                                                 Investment Advisors

John J. McCormack, Jr.     Trustee since 2004    Retired Group President,       2            N/A
384 North Grand Street                           TIAA-Cref Enterprises
Cobleskill, NY 12043
Age: 62

Barbara V. Weidlich        Trustee since 2004    President, National            2            N/A
384 North Grand Street                           Investment Company
Cobleskill, NY 12043                             Service Association;
Age: 62                                          Managing Director --
                                                 DEXIA BIL Fund Services,
                                                 Dublin, Ireland


FAM Funds -- Information About Trustees and Officers continued          [LOGO]


                      Interested Trustees and Officers**


                                                                            Number of
                           Position(s)           Principal                  Portfolios in    Other
                           Held With Fund        Occupation(s)              Fund Complex*    Directorships
Name, Address,             and Length of         During Past                Overseen         Held by
and Age                    Time Served           5 Years                    by Trustee       Trustee

Thomas O. Putnam***        President             Chairman, Fenimore             2            N/A
384 North Grand Street     since 1986            Asset Management, Inc.
Cobleskill, NY 12043
Age: 62

Joseph A. Bucci            Secretary and         Controller, Fenimore           2            N/A
384 North Grand Street     Treasurer since       Asset Management, Inc.
Cobleskill, NY 12043       2000
Age: 53

Charles Richter, Esq.      Chief Compliance      Chief Compliance               2            N/A
384 North Grand Street     Officer since         Officer, Fenimore Asset
Cobleskill, NY 12043       March 2005            Management, Inc.
Age: 50                                          Chief Operating Officer
                                                 and Chief Compliance
                                                 Officer, Manarin
                                                 Securities Corporation
                                                 and Chief Compliance
                                                 Officer, Manarin
                                                 Investment Counsel,
                                                 Omaha, NE


 *"Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity-Income Fund.

 **The "Independent Trustees" are those Trustees that are not considered
   "interested persons" of the Trust, as that term is defined in the 1940 Act.

***Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust's investment adviser, is considered an "interested person" of the Trust.

FAM Funds -- Definition of Terms                                      [LOGO]


Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.


Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.


Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.


Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.


Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

      If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

      Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

FAM Funds -- Definition of Terms continued                             [LOGO]


Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.


Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turn over rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors).


Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

FAM Funds -- Supplemental Information                                   [LOGO]


Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Commission's website at http://www.sec.gov.


Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://FAMFunds.com (ii) and on the Commission's website at http://www.sec.gov.


            SPECIAL 2006 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

      The Value Fund distributed $36,321,752, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

      The Equity-Income Fund distributed $5,488,627, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

      For Value Fund taxable non-corporate shareholders, 66.2% of the Fund's income represents qualified dividend income subject to the 15% rate category.

      For Equity-Income Fund taxable non-corporate shareholders, 71.3% of the Fund's income represents qualified dividend income subject to the 15% rate category.

      For Value Fund corporate shareholders, 66.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

      For Equity-Income Fund corporate shareholders, 71.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                   This page is intentionally left blank.

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

Trustees
David A. Hughey,
 Independent Chairman
Fred "Chico" Lager
John J. McCormack, Jr.
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2 Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800)932-3271, a copy of such code of ethics.


Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that David A. Hughey and Fred Lager are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item 3.


Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees 2006 - $90,000; Audit Fees 2005 - $78,297

(b)  Audit-Related Fees - None.

(c)  Tax Fees 2006 - $13,150; Tax Fees 2005 - $11,100; - Tax Preparation
     Expenses

(d)  All Other Fees - 2006 - None; 2005 - $1195 - Form N-1A filing review

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.

(e)(2) 100 percent.

(f)  Not applicable.

(g) The aggregate fees paid by the Registrant's investment advisor for Non-audit professional services rendered by PricewaterhouseCoopers LLP for 2006 and 2005 were $22,500 and $22,129, respectively. The aggregate fees paid to PricewaterhouseCoopers LLP for professional services to Registrant's affiliated broker-dealer for 2006 and 2005 were $16,000 and $10,000 respectively.

(h)  Not applicable.


Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                        Fenimore Asset Management Trust

By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   February 15, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   February 15, 2007


By (Signature and Title)*           /s/ Joseph A. Bucci
                                    --------------------------
                                    Joseph A. Bucci, Treasurer

Date   February 15, 2007


* Print the name and title of each signing officer under his or her signature.